                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1994 to June 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           -----------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.08 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Bank (N.A.), Milwaukee, Wisconsin, as Trustee of Green Tree Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 8.04 or 8.07 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.08 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           -----------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                   June 1994

                                     Distribution Date:  7/15/94
                                     Trust Account:      3331994-0

CLASS A-1 CERTIFICATES
1.  Amount Available (including Monthly
    Servicing Fee)                                $2,062,585.61

INTEREST

2.  Class A-1 Interest (7.15%)                       235,056.25

3.  Amount applied to Unpaid Class A-1
    Interest Shortfall                                      .00

4.  Remaining Unpaid Class A-1 Interest
    Shortfall                                               .00

PRINCIPAL

5.  Principal Distribution Amount:                 1,392,729.53

    (a)  Scheduled Principal                         335,777.85
    (b)  Principal Prepayments                     1,056,951.68
    (c)  Liquidation Contracts                              .00
    (d)  Repurchase                                         .00

6.  Pool Scheduled Principal Balance             103,562,666.47

7.  Unpaid Class A-1 Principal Shortfall
    (if any) following prior Payment Date                   .00

8.  Class A-1 Principal Distribution               1,392,729.53

9.  Class A-1 Principal Balance                   77,507,270.47

10. Unpaid Class A-1 Principal Shortfall
    (if any) following current Payment Date                 .00

CLASS M-1 CERTIFICATES

11. Amount Available less the Class A-1
    Distribution Amount (including Monthly
    Servicing Fee)                                   434,799.83

INTEREST

12. Class M-1 Pass-Through Rate                            8.15%

13. Current interest                                  32,393.58

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                     Page 2
                                   June 1994

                                       Distribution Date:  7/15/94
                                       Trust Account:      3331994-0
14. Amount applied to Unpaid Class M-1
    Interest Shortfall                                        .00

15. Remaining Unpaid Class M-1 Interest
    Shortfall                                                 .00

PRINCIPAL

16. Unpaid Class M-1 Principal Shortfall
    (if any) following prior Payment Date                     .00

17. Current Principal                                         .00

18. (a) Class M-1 Principal Shortfall                         .00
    (b) Unpaid Class M-1 Principal Shortfall                  .00

19. Class M-1 Principal Balance                      9,700,000.00

CLASS B-1 CERTIFICATES

20. Amount Available less the Class A-1 and
    Class M-1 Distribution Amounts (including
    Monthly Servicing Fee)                             401,860.25

INTEREST

21. Class B-1 Pass-Through Rate                              8.55%

22. Current Interest                                    26,006.25

23. Amount applied to Unpaid Class B-1
    Interest Shortfall                                        .00

24. Remaining Class B-1 Interest Shortfall                    .00

PRINCIPAL

25. Unpaid Class B-1 Principal Shortfall
    (if any) following prior Payment Date                     .00

26. Current Principal                                         .00

27. (a) Class B-1 Principal Shortfall                         .00

    (b) Unpaid Class B-1 Principal Shortfall                  .00

28. Class B-1 Principal Balance                      7,300,000.00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1994-B1
                                MONTHLY REPORT
                                    Page 3
                                  June 1994

                                                 Distribution Date:  7/15/94
                                                 Trust Account:      3331994-0

CLASS B-2 CERTIFICATES

29. Remaining Amount Available                                375,854.00

INTEREST

30. Class B-2 Pass-Through Rate (8.70%,
    unless Weighted Average Contract Rate
    is less than 8.70%)                                             8.70%

31. Current Interest                                           32,825.81

32. Amount applied to Unpaid Class B-2
    Interest Shortfall                                               .00

33. Remaining Unpaid Class B-2 Interest
    Shortfall                                                        .00

PRINCIPAL

34. Unpaid Class B-2 Principal Shortfall
    (if any) following prior Payment Date                            .00

35.  Class B-2 Principal Liquidation Loss                            .00

36.  Current Principal                                               .00

37.  Class B-2 Guaranty Payment                                      .00

38.  Class B-2 Principal Balance                            9,055,396.00

CLASS A-1, CLASS M-1, CLASS B-1, AND CLASS B-2 CERTIFICATES

Aggregate Scheduled Balances of Delinquent Contracts as of
Determination Date

39.  30-59 Days          22,502.75      3

40.  60 Days or more     44,804.96      3

41.  Liquidation Contracts                                           .00

42.  Number of Loans Remaining                                  8,069

43.  Number and Principal Balance of
     Contracts with FHA Claims finally
     rejected, or no FHA claim was submitted
     because FHA insurance was unavailable      # 0                  .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1994-B1
                                MONTHLY REPORT
                                    Page 4
                                   June 1994

                                           Distribution Date:  7/15/94
                                           Trust Account:      3331994-0

44. Weighted Average Contract Rate of
    all outstanding Contracts                                      11.735%

45. Monthly Servicing Fee                                      65,597.12

46. Guarantee Fee and Reimbursement to Company
    for prior Class B-2 Guarantee Payments                    262,388.49

CLASS C CERTIFICATE

47. Class C Residual Payment                                   15,042.58


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or your Distribution.